Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1

TO THE

STRATEGIC COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 1 TO THE STRATEGIC COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) is entered into as of October 26, 2023 (the “Amendment Effective Date”) by and between, on the one hand, VERTEX PHARMACEUTICALS INCORPORATED, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Vertex”), and, on the other hand, Entrada Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (“Company”). Vertex and Company each may be referred to herein individually as a “Party” or collectively as the “Parties.” This Amendment amends the Strategic Collaboration and License Agreement, entered into as of December 7, 2022, between Vertex and Company (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Vertex and Company desire to amend Section 1.167 and Section 5.3.1 of the Agreement.

WHEREAS, the Company has [***] as defined under the original Agreement;

WHEREAS, the Parties have agreed [***] to amend the Agreement [***].

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS

1.1.	Amendment Date. This Amendment will be effective as of the Amendment Effective Date.

1.2.	Successful Completion of Ongoing Study Definition. Section 1.167 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

1.167.        “Successful Completion of Ongoing Study” means [***].

1.3.	Milestone Payment Section. The Section 5.3.1 of the Agreement is hereby amended (i) by deleting the table contained in Section 5.3.1 and replacing it with the table set forth below and (ii) adding a final sentence to Section 5.3.1 after the table as set forth below.

	Milestone Event	Milestone Payment
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]

As of the Amendment Effective Date under the Agreement, as amended, the Parties agree and acknowledge [***] in accordance with Section 5.3.3 promptly after the Amendment Effective Date.

ARTICLE 2.

MISCELLANEOUS

2.1.	Effect of Amendment. The amendments set forth in this Amendment shall be deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall be read, taken and construed as one and the same agreement (including with respect to the provisions set forth in Article 11 (Miscellaneous) of the Agreement which shall, as applicable, be deemed to apply to this Amendment mutatis mutandis). This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.

2.2.	Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document. Counterparts may be signed and delivered by digital transmission (e.g., .pdf), each of which will be binding when received by the applicable Party. The Parties may execute this Agreement by electronically transmitted signature and such electronically transmitted signature will be as effective as an original executed signature page.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED		ENTRADA THERAPEUTICS, INC.

By:	/s/ Charles Wagner	By:	/s/ Dipal Doshi
Name:	Charles Wagner	Name:	Dipal Doshi
Title:	CFO	Title:	CEO

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